FS INVESTMENT CORPORATION

A Business Development Company

SMART SECURITIES. SMART SOLUTIONS.

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, PA 19104-2867 Tel (215) 495-1150 www.fsinvestmentcorp.com Distributed by FS2 Capital Partners, LLC Member FINRA/SIPC

We believe smart investments

should be pioneering, yet practical.

This is neither an offer to sell or a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus.

This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering.